UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2006

Date of Report (Date of earliest event reported)

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

(949) 255-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 15, 2006, Gardenburger, Inc. (the “Company”) entered into a First Amendment to Credit and Security Agreement and Waiver (the “Wells Fargo Amendment”) with Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, as successor by merger to Wells Fargo Business Credit, Inc. (“Wells Fargo”). On March 15, 2006, the Company also entered into a First Amendment to Credit and Security Agreement and Waiver (the “GB Amendment”) with GB Retail Funding, LLC (“GB”). The Wells Fargo Amendment and the GB Amendment are collectively referred to herein as the “Amendments.”

The Amendments were approved in connection with the Company’s Plan of Reorganization (the “Plan”) and Disclosure Statement filed with the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”). See the description in Item 1.03 below.

The Amendments amend the prior Credit and Security Agreements (the “Original Agreements”) entered into between the Company and each of Wells Fargo and GB, which were entered into on November 22, 2005. Capitalized terms used herein that are not defined herein shall have the meanings set forth in the Amendments.

Pursuant to the Amendments, each of Wells Fargo and GB waive the following Events of Default which exist under the Original Agreements: (a) an Event of Default due to the resignation of James W. Linford from the position of Chief Operating Officer of the Company, which resignation constitutes a Change of Control under the Original Agreements, and (b) an Event of Default due to the Company’s failure to achieve, when measured for the test period beginning December 31, 2005 through February 24, 2006, the minimum Net Cash Flow required by Sections 6.2(b) under each of the Original Agreements. The Amendments also amend the Minimum Net Cash Flow requirements, and amend and restate the Minimum Gross Sales and Minimum Net Sales requirements in each of the Original Agreements.

In exchange for such waivers, the Company releases and discharges each of Wells Fargo and GB from any and all claims, demands or causes of action, as set forth in the Amendments. In addition, the Company agreed to pay non-refundable waiver fees in the amount of Ten Thousand Dollars ($10,000) to Wells Fargo and Fifteen Thousand Dollars ($15,000) to GB.

The foregoing description of the Amendments does not purport to be a complete statement of the parties’ rights under the Original Agreements, as amended by the Amendments, and is qualified in its entirety by reference to the full text of the Amendments, a copy of which are each attached to this report as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on October 14, 2005, the Company filed a voluntary petition for relief (the “Chapter 11 Case”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the Bankruptcy Court
(Case No. SA 05-19539-JB). The

Company continued to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code.

On December 9, 2005, the Company filed the Plan and Disclosure Statement with the Bankruptcy Court. On March 15, 2006, the Bankruptcy Court entered an order (the “Confirmation Order”) approving the Plan. The Plan will become effective on March 30, 2006. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The following is a summary of the matters to occur pursuant to the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan. Please note, all defined terms have the meaning as provided in the Plan itself.

The Plan provides for the reorganization of the Company. In summary, among other things, the Plan provides for the following:

1.                                       Payment to the holders of Allowed General Unsecured Claims against the Company in the full amount of their Allowed Claims, in three installments, six months (25% to be paid), twelve months (25% to be paid) and eighteen months (50% to be paid) following March 30, 2006 (post-petition interest will not be paid);

2.                                       Cancellation of the existing Equity Interests (Preferred Stock and Common Stock) in the Company and conversion of the Company from a public company to a private company;

3.                                       Elimination of the Company’s debt owing pursuant to an unsecured note (the “Convertible Note”) held by Annex Holdings I LP, asserted in the approximate amount of $28,000,000, and issuance of New Equity Interests in the reorganized Company to the Convertible Note holder in full satisfaction of its Claims;

4.                                       Payment in full to the holders of Allowed Administrative Expense Claims and Allowed Priority Claims on March 30, 2006;

5.                                       Full compliance with the Company’s pre-Confirmation obligations to the Company’s Secured Lenders and replacement of the Company’s Post-Petition Credit Facilities with Exit Financing to fund the Company’s business operations and the Plan obligations following March 30, 2006; and

6.                                       The Company’s ongoing operation of its business on a viable basis.

The Equity Interests in the Company shall be cancelled, and all rights held in connection with such Equity Interests shall be extinguished. The Company will issue New Preferred Stock and New Common Stock.

The Company will issue to Annex Holdings I LP:  (1) 1,590 shares of New Preferred Stock, which constitute 100% of the New Preferred Stock issued under the Plan and (2)

49,800 shares of New Common Stock, which constitute 83% of the New Common Stock issued or reserved for issuance under the Plan.

6,750 shares of New Common Stock will also be issued to key members of management, which constitute 11.25% of the New Common Stock issued or reserved for issuance under the Plan. 2,250 shares of New Common Stock will be reserved for issuance to other potential future key members of management, which constitute 3.75% of the New Common Stock issued or reserved for issuance under the Plan. In addition, 1,200 shares of New Common Stock will be issued to Robert E. Fowler, III, which constitute 2% of the New Common Stock issued or reserved for issuance under the Plan. The New Common Stock issued or reserved pursuant to the Plan is calculated on a fully diluted basis.

Information as to the assets and liabilities of the Company is filed as Exhibit 99.2 hereto. The information set forth in Item 7.01 of this report is incorporated by reference in this Item 1.03.

Item 7.01. Regulation FD Disclosure.

On March 17, 2006, the Company filed its Monthly Operating Report for the month of February 2006 (the “Operating Report”) with the Bankruptcy Court. The Operating Report is attached hereto as Exhibit 99.2. The Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Operating Report. The Operating Report contains financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format agreed to between the Company and the Office of the United States Trustee and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements included in this Form 8-K and in the Operating Report and the Plan, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company’s actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company’s liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession financing pursuant to the terms of such agreements; defaults under our current loan documents; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to consummate the Plan; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity and/or results of operations; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; potential adverse publicity; the ability of the Company to attract and retain key personnel; the ability of the Company to judge the impact of competitive products and pricing; the ability of the Company to compete with competitors; commodity price and availability risks; delivery of quality products to us timely by our suppliers; consumer preferences and perceptions; increased insurance costs; potential litigation; governmental regulations; compliance with environmental laws; the evolving regulation of corporate governance and public disclosure; and the timely implementation of our internal control procedures. Actual results may differ materially due to these risks and uncertainties and those described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 16, 2005.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

First Amendment to Credit and Security Agreement and Waiver, dated as of March 15, 2006, between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, as successor by merger to Wells Fargo Business Credit, Inc. and Gardenburger, Inc.

10.2	First Amendment to Credit and Security Agreement and Waiver, dated as of March 15, 2006, between GB Retail Funding, LLC and Gardenburger, Inc.
99.1	Confirmation Order and Plan of Reorganization of Gardenburger, Inc.
99.2	Operating Report for the month of February 2006, filed with the United States Bankruptcy Court for the Central District of California, Santa Ana Division on March 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

Dated: March 17, 2006	By:	/s/ Scott C. Wallace
Scott C. Wallace
Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description

10.1

First Amendment to Credit and Security Agreement and Waiver, dated as of March 15, 2006, between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, as successor by merger to Wells Fargo Business Credit, Inc. and Gardenburger, Inc.

10.2	First Amendment to Credit and Security Agreement and Waiver, dated as of March 15, 2006, between GB Retail Funding, LLC and Gardenburger, Inc.
99.1	Confirmation Order and Plan of Reorganization of Gardenburger, Inc.
99.2	Operating Report for the month of February 2006, filed with the United States Bankruptcy Court for the Central District of California, Santa Ana Division on March 17, 2006.